                            SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES EXCHANGE ACT OF 1934
                               (AMENDMENT NO.   )

Filed by the Registrant  /  /

Filed by a Party other than the Registrant /  /

Check the appropriate box:

/   /       Preliminary Proxy Statement
/   /       Confidential, for Use of the Commission Only (as permitted by Rule
            14a-6(e)(2))
/ X /       Definitive Proxy Statement
/   /       Definitive Additional Materials
/   /       Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14(a)-12

                          Boston Restaurant Associates, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/ X  /      No fee required.

/    /      Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
            0-11.

            1) Title of each class of securities to which transaction applies:

            --------------------------------------------------------------------

            2) Aggregate number of securities to which transaction applies:

            --------------------------------------------------------------------

            3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11. (Set forth the amount on which the filing fee is calculated and state how it was determined):

            --------------------------------------------------------------------

            4)          Proposed maximum aggregate value of transaction:

            --------------------------------------------------------------------

            5) Total fee paid:

            --------------------------------------------------------------------
/    /      Fee paid previously with preliminary materials.

/    /      Check box if any part of the fee is offset as provided by Exchange
            Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

            1)          Amount Previously Paid:

                        --------------------------------------------------------

            2)          Form, Schedule or Registration Statement No.:
                        --------------------------------------------------------

            3)          Filing Party:

                        --------------------------------------------------------

            4)          Date Filed:

                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS OF
                       BOSTON RESTAURANT ASSOCIATES, INC.
                         TO BE HELD ON 15 SEPTEMBER 2000

                                 ---------------

            The Annual Meeting of Stockholders of Boston Restaurant Associates, Inc., a Delaware corporation (the "Company"), will be held on Friday, 15 September 2000 at 10:00 a.m., local time, at the offices of Brown, Rudnick, Freed & Gesmer, 18th Floor, One Financial Center, Boston, Massachusetts 02111, for the following purposes:

            1. To elect eight directors to serve for the ensuing year and until their successors are duly elected and qualified.

            2. To consider and act upon a proposal to ratify the appointment of BDO Seidman LLP as auditors for fiscal year 2001.

            3. To consider and act upon any matters incidental to the foregoing purposes and any other matters which may properly come before the meeting or any adjourned session thereof.

            The foregoing items are more fully described in the Proxy Statement accompanying this Notice.

            The Board of Directors has fixed the close of business on 3 August 2000 as the record date for determining the stockholders entitled to notice of, and to vote at, the meeting and any continuation or adjournment thereof. Any stockholder attending the meeting may vote in person even if he or she previously returned a proxy.

                                        By Order of the Board of Directors

                                        GORDON R. PENMAN, Secretary

Boston, Massachusetts
9 August 2000

                             YOUR VOTE IS IMPORTANT

YOU ARE URGED TO SIGN, DATE AND PROMPTLY RETURN THE ENCLOSED PROXY CARD, SO THAT IF YOU ARE UNABLE TO ATTEND THE MEETING YOUR SHARES MAY NEVERTHELESS BE VOTED. EVEN IF YOU HAVE GIVEN YOUR PROXY, THE PROXY MAY BE REVOKED AT ANY TIME PRIOR TO EXERCISE BY FILING WITH THE SECRETARY OF THE COMPANY A WRITTEN REVOCATION, BY EXECUTING A PROXY WITH A LATER DATE, OR BY ATTENDING AND VOTING AT THE MEETING.

                       BOSTON RESTAURANT ASSOCIATES, INC.

                                 PROXY STATEMENT

                     FOR THE ANNUAL MEETING OF STOCKHOLDERS

                         TO BE HELD ON 15 SEPTEMBER 2000

            This proxy statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of Boston Restaurant Associates, Inc., a Delaware corporation (the "Company") with its principal executive offices at 999 Broadway, Saugus, Massachusetts 01906, for use at the Annual Meeting of Stockholders to be held on Friday, 15 September 2000 at 10:00 a.m., local time, or at any continuation or adjournment thereof (the "Meeting"), for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders. The Meeting will be held at the offices of Brown, Rudnick, Freed & Gesmer, 18th Floor, One Financial Center, Boston, Massachusetts 02111. Proxies are being solicited on behalf of the Board of Directors of the Company and the cost of such solicitation will be borne by the Company. Certain of the directors, officers and employees of the Company may solicit proxies by correspondence, telephone or in person, without extra compensation. The Company may also pay to banks, brokers, nominees and certain other fiduciaries their reasonable expenses incurred in forwarding proxy material to the beneficial owners of the securities held by them. It is expected that this proxy statement and the accompanying proxy will be first mailed to stockholders on or about 9 August 2000.

            Only stockholders of record at the close of business on 3 August 2000 will be entitled to receive notice of, and to vote at, the Meeting. As of that date, there were outstanding and entitled to vote 7,033,696 shares of Common Stock, $.01 par value per share (the "Common Stock"), of the Company. Each such stockholder is entitled to one vote for each share of Common Stock held on that date and may vote such shares either in person or by proxy.

            The enclosed proxy card, if executed and returned, will be voted as directed on the proxy card or, in the absence of such direction, for the election of the nominees as directors and in favor of Proposal No. 2. The Company knows of no other matters to be submitted to the Meeting. If any other matters properly come before the Meeting, the persons named on the enclosed proxy card will vote the shares represented thereby on such matters in accordance with their best judgment. The proxy may be revoked at any time prior to exercise by filing with the Secretary of the Company a written revocation, by executing a proxy with a later date, or by attending and voting at the Meeting.

                                 PROPOSAL NO. 1

                              ELECTION OF DIRECTORS

            At the Meeting, eight directors are to be elected to serve until the 2001 Annual Meeting of Stockholders and until their respective successors have been duly elected and qualified. The persons listed in the table below have been nominated by the Board of Directors for election as directors.

            Each of the nominees is currently serving as a director of the Company. In the unanticipated event that any nominee should be unable or declines to stand for election at the Meeting, the proxies will be voted for such substitute nominees, if any, as the present Board of Directors may designate. The nominees have not been nominated pursuant to any arrangement or understanding with any person.

            The following table sets forth certain information with respect to the nominees.

                                                                              Director
Name                          Age                  Position                    Since
----                          ---                  --------                   --------

George R. Chapdelaine          55           Chief Executive Officer,           1994
                                            President and Director

Joseph J. Caruso (1)           57           Director                           1994

Hugh Devine                    52           Director                           2000

Suzanne Hopgood (1)            51           Director                           2000

Roger Lipton (2)               59           Director                           1996

Kathleen Mason (1)(2)          51           Director                           1998

John P. Polcari, Jr.           69           Director                           1994

Lucille Salhany                53           Director                           1996

-------------
(1) Member of the Audit Committee.
(2) Member of the Compensation Committee.

            Mr. Chapdelaine was elected President, Chief Executive Officer and a director of the Company in April 1994. Mr. Chapdelaine served as President, Chief Executive Officer and a director of Pizzeria Regina, Inc., a predecessor of the Company, from 1982 until it was acquired by the Company in April 1994. Prior to 1982, Mr. Chapdelaine worked in the food service industry in various capacities, including as an independent marketing consultant, a general manager of the Food Service division for H.P. Hood, Inc. and a sales manager for Chiquita Brands, a subsidiary of United Brands. Mr. Chapdelaine holds an MBA from Clark University and graduated with a B.S. in Hotel and Restaurant Management from Oklahoma State University.

            Mr. Caruso has been the President of Bantam Group, Inc., a business advisory firm, since its inception in 1986. Mr. Caruso is presently a member of the boards of directors of ACT Medical, Inc., Colonial Mills, Inc., Metrisa, Inc. and MicroE, Inc. Mr. Caruso is a graduate of Northeastern University and the Harvard Business School.

            Mr. Devine has been the President of Devine & Pearson, an advertising and communications agency with 25 years collective experience marketing to the food service industry, since 1975. Mr. Devine is nationally recognized for identifying marketing opportunities for clients; both food service operators and manufacturers of food, beverages, equipment and supplies. He serves on the boards of directors of the YMCA, American Association of Advertising Agencies and Advertising Club of Greater Boston.

            Ms. Hopgood has been the President of The Hopgood Group, LLC, a hospitality investment consulting company, since she founded that company in 1985. Ms. Hopgood served on the board of directors of Furr's Restaurant Group, a Dallas-based publicly held restaurant company, from January 1996 until May 2000 and was chairman from May 1996 until May 2000. She also served as the interim CEO of that company from May 1998 to October 1998.

            Mr. Lipton has been Managing Director of Axiom Capital Management, Inc., an investment banking firm specializing in the restaurant, franchising and retailing industries, and a NASD broker/dealer, since February 1995. From 1981 until February 1995 he was Managing Director of Ladenburg, Thalmann & Co., Inc., also an investment banking firm.

            Ms. Mason has been CEO of Tuesday Morning Corporation, a Dallas-based publicly held retail sales company, since July 15, 2000, and she has also been a retail management consultant since November 1999. From June 1999 until November 1999 she was Chief Merchandising Officer of the Filene's Basement Corp. and President of the Filene's Basement division, and from 1997 until June 1, 1999, she served as President of HomeGoods, Inc., a subsidiary of TJ Maxx Companies. Ms. Mason also served as Chairman, President, and CEO of Cherry & Webb from 1992 through 1997.

            Mr. Polcari was a founder of Pizzeria Regina, Inc. He is a recipient of the National Restaurant Association's state restaurateur of the year award for the Commonwealth of Massachusetts. Mr. Polcari is the spouse of Ms. Salhany.

            Ms. Salhany is the former President and CEO of United Paramount Network. She is currently CEO of JH Media and CEO of Life F/X Network and engaged in the consulting business. Ms. Salhany is the spouse of Mr. Polcari.

            The term of office of each director of the Company ends at the next annual meeting of the Company's stockholders or when his successor is duly elected and qualified.

MEETINGS OF THE BOARD OF DIRECTORS

            The Board of Directors held four meetings during the fiscal year ended April 30, 2000. The Board of Directors also acted on several occasions by unanimous written consent in lieu of a special meeting. Each current director attended at least 75% of the meetings of the Board of Directors and committees of which he or she was a member held during such director's term last fiscal year.

            The Board of Directors has an Audit Committee, currently composed of Mr. Caruso, Ms. Hopgood and Ms. Mason. The functions performed by this Committee include recommending to the Board of Directors the engagement of the independent auditors, reviewing the scope of internal controls and reviewing the implementation by management of recommendations made by the independent auditors.

            The Board of Directors has a Compensation Committee, currently composed of Mr. Lipton and Ms. Mason. The functions of the Compensation Committee include determining salaries, incentive plans, benefits and overall compensation.

            The Audit and Compensation Committees were established in June 1994. Each of those committees held one meeting during the fiscal year ended April 30, 2000.

            The Board of Directors does not have a nominating committee. Nominations of directors are considered by the whole Board of Directors.

COMPENSATION OF DIRECTORS

Directors of the Company do not receive cash compensation for their services as directors. The Company provides health insurance benefits or the cash equivalent to its directors and reimburses them for their out-of-pocket expenses in attending board meetings. In addition, nonemployee directors are eligible for the grant of stock options under the 1994 Nonemployee Directors Stock Option Plan (the "Director Plan"). Mr. Caruso and Ms. Mason, and Mr. Terrance Smith (a current director who has chosen not to stand for re-election), each received options to purchase 20,000 shares of common stock in fiscal 2000 under the Director Plan. Mr. Devine and Ms. Hopgood each received options to purchase 10,000 shares of common stock upon being elected to the Board of Directors in fiscal 2000 under the Director Plan. The Company also enters into indemnification agreements with each of its directors.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

            The following table sets forth certain information regarding the beneficial ownership of the Company's Common Stock as of 18 July 2000 by (i) each person who is known by the Company to own beneficially more than five percent of the outstanding shares of Common Stock, (ii) each director and nominee for director of the Company, (iii) each named executive officer in the Summary Compensation Table below, and (iv) all current executive officers and directors of the Company, as a group. Except where otherwise indicated, this information is based upon information provided to the Company by the named person. Unless otherwise indicated below, to the knowledge of the Company all persons listed below have sole voting and investment power with respect to their shares of Common Stock, except to the extent shared with spouses under applicable law.

-------------------------------------------------------------------------------------------------------------------
NAME AND ADDRESS                                         NUMBER OF SHARES           PERCENTAGE OF OUTSTANDING
                                                         BENEFICIALLY OWNED         SHARES
-------------------------------------------------------------------------------------------------------------------
George R. Chapdelaine (1)                                1,097,063                  14.8%
c/o Boston Restaurant Associates, Inc.
999 Broadway
Saugus, MA 01906

-------------------------------------------------------------------------------------------------------------------
Joseph J. Caruso (2)                                       113,000                   1.6%

-------------------------------------------------------------------------------------------------------------------
Hugh Devine (3)                                             10,000                  *

-------------------------------------------------------------------------------------------------------------------
Suzanne Hopgood (4)                                         10,000                  *

-------------------------------------------------------------------------------------------------------------------
Roger Lipton                                             1,147,453                  16.3%
983 Park Avenue
New York, NY  10028

-------------------------------------------------------------------------------------------------------------------
Kathleen Mason (5)                                          44,000                  *

-------------------------------------------------------------------------------------------------------------------
John P. Polcari, Jr. (3)(6)(7)                           1,133,503                  15.5%
c/o Boston Restaurant Associates, Inc.
999 Broadway
Saugus, MA 01906

-------------------------------------------------------------------------------------------------------------------
Lucille Salhany (6)                                        137,984                   2.0%

-------------------------------------------------------------------------------------------------------------------
Terrance A. Smith (8)                                      155,200                   2.2%

-------------------------------------------------------------------------------------------------------------------


                                       6


-------------------------------------------------------------------------------------------------------------------
NAME AND ADDRESS                                         NUMBER OF SHARES           PERCENTAGE OF OUTSTANDING
                                                         BENEFICIALLY OWNED         SHARES
-------------------------------------------------------------------------------------------------------------------
Anthony Buccieri (12)                                      49,000                     *
-------------------------------------------------------------------------------------------------------------------
Fran V. Ross (12)                                          73,901                    1.0%
-------------------------------------------------------------------------------------------------------------------
Dolphin Management, Inc. (9)                             1,025,000                  14.5%
129 East 17th Street
New York, NY  10003

-------------------------------------------------------------------------------------------------------------------
Jordan American Holdings, Inc. (10)                      1,150,765                  16.4%
1875 Ski Time Square Dr., Suite 1
Steamboat, Springs, CO  80487-9015

-------------------------------------------------------------------------------------------------------------------
All current directors and Executive Officers             3,970,904                  56.5%
as a group (11 persons)

-------------------------------------------------------------------------------------------------------------------

*Less than one percent

(1) Includes 366,673 shares issuable pursuant to currently exercisable stock options.

(2) Includes 10,000 shares held by Bantam Group, Inc., a business advisory firm controlled by Mr. Caruso, and 85,000 shares issuable pursuant to currently exercisable stock options.

(3) Includes 10,000 shares issuable pursuant to currently exercisable stock options.

(4) Includes 10,000 shares issuable pursuant to currently exercisable stock options. Based upon information filed with the SEC on a Form 3.

(5) Includes 40,000 shares issuable pursuant to currently exercisable stock options.

(6)                Includes 125,243 shares issued to Lucille Salhany and Mr.
                   Polcari with rights of survivorship and 12,741 shares held by Ms. Salhany for the benefit of certain family members.

(7) Includes 264,173 shares issuable pursuant to currently exercisable stock options.

(8) Includes 95,000 shares issuable pursuant to currently exercisable stock options.

(9)                Based upon information filed with the SEC on a Schedule 13D.

(10)               Based upon information filed with the SEC on a Schedule 13G.
                   Includes 500,000 shares issuable pursuant to currently exercisable warrants.

(11) Includes 870,846 shares issuable pursuant to currently exercisable stock options.

(12) Includes 48,900 shares issuable pursuant to currently exercisable stock options.

MANAGEMENT

            The names of the Company's executive officers who are not directors of the Company, and certain biographical information furnished by them, are set forth below:

            Anthony A. Buccieri, 45, was appointed Vice President of Operations in April 1994. Mr. Buccieri joined a predecessor of the Company in 1974 and has served in various capacities since that date, including as operations supervisor, assisting in the opening of all Pizzeria Regina restaurants since 1983.

            Fran Ross, 53, was appointed the Company's Vice President in February 1995 and Chief Financial Officer in October 1995. Ms. Ross was Vice President of Back Bay Restaurant Group from December 1993 until December 1994.

EXECUTIVE COMPENSATION

            The following Summary Compensation Table sets forth the compensation during the last three fiscal years of the Chief Executive Officer, the Vice President of Operations and the Vice President of Administration (collectively, the "Named Executive Officers").

                           SUMMARY COMPENSATION TABLE

--------------------------------------------------------------------------------------------
                                                       Annual Compensation
--------------------------------------------------------------------------------------------


Name and              Fiscal            Salary           Bonus             Other
Principal             Year                                                 Annual
Position              Ended                                                Compen-
                                                                           sation
                                          ($)              ($)             ($)
--------------------------------------------------------------------------------------------
George R.             4/30/2000         185,000          35,000
Chapdelaine           4/25/99           165,000          35,000
President and         4/26/98           132,795               0
CEO

--------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------
Anthony               4/30/2000         108,000          1,300
Buccieri              4/25/99           100,400          1,300
Vice President        4/29/98            93,400              0
Operations
--------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------
Fran V. Ross          4/30/2000         106,000          1,300
Vice President        4/25/99            98,000          1,300
Administration and    4/29/98            92,000              0
Chief Financial
Officer
--------------------------------------------------------------------------------------------

---------------------------------------------------------------------
              Long-Term Compensation
---------------------------------------------------------------------
             Awards                Payouts
------------------------------ --- -----------------
Restricted        Securities       LTIP              All other
Stock             Under-           Payouts           Compen-
Awards            Lying                              sation
                  Options
($)               ($)                ($)               ($)
---------------------------------------------------------------------


                  50,000


---------------------------------------------------------------------

---------------------------------------------------------------------




---------------------------------------------------------------------

---------------------------------------------------------------------



---------------------------------------------------------------------

EMPLOYMENT CONTRACT

            The Company and Mr. Chapdelaine, the Chief Executive Officer and President of the Company, entered into a one year employment agreement dated July 1, 1999, which automatically renews annually unless terminated by either party. Mr. Chapdelaine was also provided with an automobile plus the cost of annual insurance and parking and such other employee benefits as were generally available to employees or officers of the Company.

            Under the terms of the employment agreement, if Mr. Chapdelaine's employment with the Company is terminated by the Company without cause, or if Mr. Chapdelaine terminates his employment with the Company for good reason (either a material reduction in his overall level of responsibility or the relocation of the Company's executive offices to a location that is more than 35 miles from Boston, Massachusetts, in each case without his consent) or due to a change in control of the Company, Mr. Chapdelaine has agreed not to compete with the Company for a period of three years after the date of such termination, provided that the Company shall continue to pay Mr. Chapdelaine his then-current base salary, payable monthly, during a one-year non-competition period.

            Mr. Chapdelaine's employment agreement also contains noncompetition and confidentiality provisions. The noncompetition provisions prohibit Mr. Chapdelaine from directly or indirectly competing with the Company as long as he is an employee of the Company and for a period of three years thereafter. The confidentiality provisions provide that Mr. Chapdelaine may not disclose proprietary information of the Company, other than in furtherance of the business of the Company or in response to a court order.

BONUS PROGRAM

            The Company has adopted an incentive program under which key contributors, selected by the Compensation Committee, will be paid cash bonuses. The aggregate amount of these bonuses will be based upon a formula related to the financial performance of the Company. Bonuses, if any, will be allocated by the Compensation Committee among the individual employees based upon their performance during the year.

STOCK OPTIONS

            No stock options were granted to or exercised by the Named Executive Officers during the last fiscal year.

                       AGGREGATED OPTION EXERCISES IN LAST
                  FISCAL YEAR AND FISCAL YEAR END OPTION VALUES

--------------------------------------------------------------------------------------------------------------------------------
Name                 Shares Acquired on     Value Realized       Number of Shares of             Value of
                     Exercise (#)                ($)             Common Stock                    Unexercised In-the-
                                                                 Underlying                      Money Options at
                                                                 Unexercised Options             April 30, 2000 ($)
                                                                 At April 30, 2000               Exercisable/
                                                                    (#)                          Unexercisable
                                                                 Exercisable /
                                                                 Unexercisable
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
George R.
Chapdelaine, CEO               0                    0                 366,673/0                       N/A
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
Anthony Buccieri               0                    0             48,900/21,000                       N/A
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
Fran V. Ross                   0                    0             48,900/21,000                       N/A
--------------------------------------------------------------------------------------------------------------------------------

                                   PROPOSAL 2

RATIFICATION OF APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS

            The Board of Directors recommends that the stockholders ratify the selection of BDO Seidman, LLP as independent public accountants to examine the consolidated financial statements of the Company and its subsidiaries for the fiscal year ending April 29, 2001. BDO Seidman, LLP has audited the Company's financial statements annually since 1994. BDO Seidman, LLP and its predecessor have served either the Company or its predecessor as independent public accountants for more than 15 years. The Board of Directors believes it is desirable and in the best interest of the Company to continue employment of that firm. The affirmative vote of a majority of the Company's Common Stock present in person or represented by proxy is required to ratify the appointment of BDO Seidman, LLP as the Company's independent public accountants. Action by stockholders is not required by law in the appointment of independent public accountants, but their appointment is submitted by the Board of Directors in order to give the stockholders a voice in the designation of accountants. If the appointment is not ratified by the stockholders, the Board of Directors will reconsider its choice of BDO Seidman, LLP as the Company's independent public accounts.

            A representative of BDO Seidman, LLP will be at the Meeting and will have an opportunity to make a statement, if so desired. The representative will be available to respond to appropriate questions.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

CONVERTIBLE SUBORDINATED DEBENTURES

            Subordinated debentures outstanding at April 30, 2000 consisted of convertible subordinated debentures in the amount of $1,500,000 bearing interest at 8% through 31 December, 1997; 10% through 31 December, 1998; 12% through 31 December 1999; and 14% through 2011 equivalent to a blended rate of at 13.2% annually, payable semi-annually and convertible into the Company's common stock at a conversion rate of $1.25 per share. The Company can redeem the convertible debentures under certain conditions. The debentures are due December 2011. A member of the board of directors of the Company received a fee equal to 5% of the proceeds as compensation for services in connection with this transaction.

FRANCHISING

            In 1997, the Company formed Boston Restaurant Associates International, Inc. ("BRAII"), a wholly owned subsidiary, for the purpose of offering Pizzeria Regina and Polcari's North End franchise opportunities both domestically and internationally. BRAII has filed a Uniform Franchise Offering Circular and is actively seeking franchisees with operational experience. Since 1999, BRAII is also offering franchise opportunities for a bistro style restaurant which was inspired by and operates under the Polcari's North End(TM) trademark. A franchisee is currently operating a Pizzeria Regina restaurant in Las Vegas, Nevada, and a bistro restaurant under the Polcari's North End name is currently under construction by a franchisee in Tampa, Florida.

            In January 1998, the Company entered into an international development agreement, as amended, with Regina International, Ltd. ("Regina International") to pursue and develop franchise territories outside the Americas, anticipated to be principally in Europe, the Far East and the Pacific Rim. Terrance Smith, a Company director through fiscal 2000 with experience in international franchising, has a controlling interest in Regina International, the international master franchisee under the development agreement. The agreement provides for payment of certain development fees and royalties to Regina International after certain events to the extent of positive cash flow. The agreement sets forth a development and operation schedule pursuant to which Regina International is obligated to meet milestones regarding certain minimum numbers of operational restaurants. Pursuant to this agreement, the construction of a Polcari's North End restaurant has begun in Saudi Arabia.

            In December 1998, BRAII entered into a twenty-year joint venture development agreement with Italian Ventures, LLC, a Kentucky limited liability company ("Italian Ventures"), for the purpose of developing and introducing a new full service bistro-type restaurant in the Continental United States. Mr. Smith and a former Company director have a controlling interest in Italian Ventures. As a result of certain issues that have arisen in a dispute between the Company and Italian Ventures over the operation and direction of the joint venture, the Company is currently engaged in arbitration with Italian Ventures. (See Note 8 to the Consolidated Financial Statements included in the Company's annual report mailed with this proxy statement to stockholders entitled to notice of the meeting.)

OTHER MATTERS

VOTING PROCEDURES

            The votes of stockholders present in person or represented by proxy at the Meeting will be tabulated by an inspector of elections appointed by the Company. The eight nominees for the Board of Directors of the Company who receive the greatest number of votes cast at the Meeting will be elected directors of the Company. Abstentions, including broker non-votes, will have no effect on the outcome of the vote for the election of directors. The affirmative vote of a majority of the shares of common stock represented in person or by proxy at the Meeting is required for approval of Proposal No. 2. Abstentions will have the effect of a vote against Proposal No. 2, but a broker non-vote will have no effect.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

            Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers, and persons who beneficially own more than 10% of the Company's Common Stock, to file reports of ownership and changes in ownership on Forms 3, 4 and 5 with the Securities and Exchange Commission and National Association of Securities Dealers. Such reporting persons are also required to furnish the Company with copies of all Forms 3, 4, and 5 they file.

            Based solely on the Company's review of the copies of Forms 3, 4 and 5 which it has received and written representations from certain reporting persons that they were not required to file Forms 5 for specified fiscal years, the Company believes that all of its directors, executive officers, and greater than 10% stockholders complied with all Section 16(a) filing requirements applicable to them during the Company's fiscal year ended April 30, 2000, except that Mr. Devine and Ms. Hopgood's Forms 3 were filed more than 10 but less than 30 days after their election to the Board.

OTHER PROPOSED ACTION

            The Board of Directors knows of no matters to be submitted at the Meeting other than Proposals No. 1 and 2. However, if any other matters should properly be presented at the Meeting, the persons named in the enclosed proxy card shall have discretionary authority to vote the shares represented thereby in accordance with their own judgment.

STOCKHOLDER PROPOSALS

            Proposals which stockholders intend to present at the Company's 2001 Annual Meeting of Stockholders pursuant to Rule 14a-8 promulgated under the Securities Exchange Act of 1934, as amended, and wish to have included in the Company's proxy materials must be received by the Company no later than 11 April 2001. If a proponent fails to notify the Company by June 25, 2001 of a non-Rule 14a-8 shareholder proposal which it intends to submit at the Company's 2001 Annual Meeting of Stockholders, the proxy solicited by the Board of Directors with respect to such meeting may grant discretionary authority to the proxies named therein to vote with respect to such matter.

INCORPORATION BY REFERENCE

            THE COMPANY'S ANNUAL REPORT ON FORM 10-KSB FOR THE FISCAL YEAR ENDED APRIL 30, 2000, IS BEING MAILED WITH THIS PROXY STATEMENT TO STOCKHOLDERS ENTITLED TO NOTICE OF THE MEETING. THE CONSOLIDATED FINANCIAL STATEMENTS, UNAUDITED SELECTED QUARTERLY DATA AND MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS INCLUDED IN THE ANNUAL REPORT ARE INCORPORATED BY REFERENCE HEREIN.

THE COMPANY WILL PROVIDE EACH BENEFICIAL OWNER OF ITS SECURITIES WITH A COPY OF AN ANNUAL REPORT ON FORM 10-KSB, INCLUDING THE FINANCIAL STATEMENTS AND SCHEDULES THERETO, REQUIRED TO BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION FOR THE COMPANY'S MOST RECENT FISCAL YEAR, WITHOUT CHARGE, UPON RECEIPT OF A WRITTEN REQUEST FROM SUCH PERSON. SUCH REQUEST SHOULD BE SENT TO INVESTOR RELATIONS, BOSTON RESTAURANT ASSOCIATES, INC., 999 BROADWAY, SUITE 400, SAUGUS, MASSACHUSETTS 01906.

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. THEREFORE, STOCKHOLDERS ARE URGED TO FILL IN, SIGN AND RETURN THE ACCOMPANYING FORM OF PROXY IN THE ENCLOSED ENVELOPE.

                                 BY ORDER OF THE BOARD OF DIRECTORS

                                 GORDON R. PENMAN, SECRETARY

BOSTON, MASSACHUSETTS
9 AUGUST 2000

                                                       August 1, 2000
                                                  /s/ Susan J. Finkelstein
                                              --------------------------------
                                              WHEN PROXY IS OKAYED PLEASE SIGN
                                                     & DATE IT ABOVE


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PROXY                  BOSTON RESTAURANT ASSOCIATES, INC.               PROXY
                        ANNUAL MEETING OF STOCKHOLDERS

The undersigned hereby appoints George R. Chapdelaine attorney and proxy to represent the undersigned at the Annual Meeting of Stockholders (the "Meeting") of Boston Restaurant Associates, Inc. (the "Company") to be held on Friday, September 15, 2000, and at any adjournment or adjournments thereof, with all power which the undersigned would possess if personally present, and to vote all shares of stock which the undersigned may be entitled to vote at said meeting upon the matters set forth in the Notice of and Proxy Statement for the Meeting in accordance with the instructions on the reverse side and with discretionary authority upon such other matters as may come before the Meeting. All previous proxies are hereby revoked.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. IT WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED AND IF NO DIRECTION IS INDICATED, IT WILL BE VOTED FOR THE ELECTION OF THE NOMINEES AS DIRECTORS AND FOR PROPOSAL NO. 2 AS DESCRIBED IN THE NOTICE OF AND PROXY STATEMENT FOR THE MEETINGS.

              CONTINUED, AND TO BE SIGNED, ON REVERSE SIDE
    (PLEASE FILL IN THE REVERSE SIDE AND MAIL IN ENCLOSED ENVELOPE)
-------------------------------------------------------------------------------

                       PLEASE DATE, SIGN AND MAIL YOUR
                     PROXY CARD BACK AS SOON AS POSSIBLE!

                 ANNUAL MEETING OF STOCKHOLDERS SEPTEMBER 15, 2000
                        BOSTON RESTAURANT ASSOCIATES, INC.

                 PLEASE DETACH AND MAIL IN THE ENVELOPE PROVIDED
-------------------------------------------------------------------------------
   -------  Please mark your
A     X     votes as in this
   -------  example.

                                         WITHHOLD
                FOR (all nominees        AUTHORITY
                 except as marked       to vote for
                  to contrary)         all nominees     NOMINEES:
1. Election of    /   /                   /  /            George R. Chapdelaine
   Directors:                                             Joseph J. Caruso
                                                          Hugh Devine
(INSTRUCTION: To withhold authority to vote               Suzanne Hopgood
for any individual nominee, write that nominee's          Roger Lipton
name in the space provided below.)                        Kathleen Mason
                                                          John P. Polcari, Jr.
------------------------------------------------          Lucille Salhany


                                             FOR       AGAINST       ABSTAIN

2. To ratify the appointment of BDO          /  /      /   /         /   /
   Seidman LLP as auditors for fiscal
   year 2001.


Signature _____________ Date: ____________ Signature __________ Date: _______

NOTE: (Signatures should be the same as the name printed hereon. Executors, administrators, trustees, guardians, attorneys, and officers of corporations should add their titles when signing.)
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